Exhibit 99.2

Pannell Kerr Forster	PKF International 7th Floor Marine Building 355 Burrard Street Vancouver, BC Canada, V6C 2G8 Telephone: 604-687-1231 Facsimile: 604-688-4675

June 8, 2008

United States Securities and Exchange Commission
Washington, D.C. 20549-7010

Dear Sirs:

Re:       NEWPORT GOLD, INC
            FILE NUMBER: 000-52214

We have reviewed the amended 8K 8-K/A (Amendment No. 2) for the quarter ended September 30, 2007. Based on our review, we agree with the statements therein related to the restatement and which are in conformity with accounting principles generally accepted in the United States of America.

Your very truly,

/s/ Pannell Kerr Forster

Independent Registered Public Accountants

PEM/sr/107300